UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12
Trust for Credit Unions

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TRUST FOR CREDIT UNIONS
4400 Computer Drive
Westborough, Massachusetts 01581

July 11, 2011

Dear TCU Investor:

You are cordially invited to attend a Special Meeting of Unitholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) to be held on August 19, 2011 at 11:00 a.m. (Eastern Time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036.

At the Meeting, unitholders will be asked to vote for approval or disapproval of a Second Amended and Restated Declaration of Trust for the Trust.

A formal Notice of Special Meeting of Unitholders and Proxy Statement setting forth in detail the matter to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposal described in the Proxy Statement. We value our relationship with you and look forward to your vote in favor of approval of the Second Amended and Restated Declaration of Trust.

Sincerely,

Rudolf J. Hanley
Chairman

Please review the enclosed materials and, if you do not plan to be present at the Meeting, complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your units will be represented at the Meeting.

TRUST FOR CREDIT UNIONS
4400 Computer Drive
Westborough, Massachusetts 01581

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To Be Held on August 19, 2011

To the Unitholders of Trust for Credit Unions:

A Special Meeting of Unitholders (the “Meeting”) of Trust for Credit Unions (the “Trust”) will be held on August 19, 2011 at 11:00 a.m. (Eastern time) at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 for the following purposes:

1. To approve a Second Amended and Restated Declaration of Trust of the Trust.

2. To consider the transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trustees of the Trust unanimously recommend that you vote FOR the proposal.

The matter referred to above is discussed in the Proxy Statement. Unitholders of record at the close of business on June 24, 2011, the record date for the meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment thereof. Each unitholder is entitled to attend the Meeting in person.

If you cannot be present at the Meeting, we urge you to sign, date and return promptly in the enclosed envelope the accompanying proxy card. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any unitholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING OF UNITHOLDERS TO BE
HELD ON AUGUST 19, 2011

The Notice of Special Meeting of Unitholders and Proxy Statement are available on the Trust’s website at www.trustcu.com.

By Order of the Board of Trustees
of Trust for Credit Unions

Mary Jo Reilly
Secretary

July 11, 2011

TRUST FOR CREDIT UNIONS
4400 Computer Drive
Westborough, Massachusetts 01581

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Trust for Credit Unions (the “Trust”) for use at the Trust’s Special Meeting of unitholders to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, on August 19, 2011 at 11:00 a.m. (Eastern time). The Special Meeting of unitholders and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

This Proxy Statement, the accompanying Notice of Special Meeting of Unitholders and accompanying proxy card(s) will first be mailed on or about July 11, 2011.

The Trust offers three series, each of which is referred to herein as a “Portfolio” and, collectively, as the “Portfolios.” The Portfolios of the Trust are: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio.

The following table summarizes the proposal to be voted on at the Meeting and indicates those unitholders that are being solicited with respect to the proposal.

Proposal	Unitholders Solicited

To approve or disapprove a Second Amended and Restated Declaration of Trust.	All unitholders of the Portfolios will vote together in the aggregate and not separately by Portfolio.

Record holders of units of beneficial interest of the Portfolios at the close of business on June 24, 2011, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding units of each of the Portfolios were as follows:

Portfolio	Number of Units

Money Market Portfolio	165,560,571.240

Ultra-Short Duration Government Portfolio	56,273,201.111

Short Duration Portfolio	52,474,152.854

Each whole unit will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional unit will be entitled to a proportionate fractional vote.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers and personnel of the Trust’s service contractors may also solicit proxies by telephone, facsimile, the Internet or in person. In addition, Broadridge Investor Communication Solutions, Inc. has been engaged to assist in the solicitation of proxies at an estimated cost of approximately $4,600.

Signed proxies received by the Trust in time for voting and not revoked will be voted in accordance with the directions specified therein. The Board of Trustees recommends a vote FOR approval of the Second Amended and Restated Declaration of Trust. If no specification is made, the proxy will be voted FOR approval of the Second Amended and Restated Declaration of Trust and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof.

Any person giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

The Trust will furnish, without charge, copies of its most recent Annual and Semi-Annual Reports to any unitholder upon request. The Annual and Semi-Annual Reports may be obtained by writing to Trust for Credit Unions, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 or by calling Trust for Credit Unions at 1-800-342-5828 or Callahan Financial Services, Inc. at 1-800-237-5678.

PROPOSAL
APPROVAL OF SECOND AMENDED AND RESTATED DECLARATION OF TRUST

At the Meeting, unitholders of the Trust will be asked to approve a proposed Second Amended and Restated Declaration of Trust (the “New Declaration”) for the Trust. The Board of Trustees (the “Board”), all of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the New Declaration at a meeting held on March 25, 2011, subject to the approval of unitholders of the Trust. The Trust was formed as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust executed and delivered on September 24, 1987, as amended and restated through December 1, 1987, and as further amended to date (the “Current Declaration”). The purpose of the New Declaration is to provide the Trust with a more modern and flexible trust instrument. A copy of the New Declaration is attached hereto as Appendix A.

Board Recommendation for Approval of the New Declaration

The Board believes that there are advantages to adopting the New Declaration for the Trust. The New Declaration is intended to give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act without unitholder approval. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner, including avoiding the costs and delays associated with holding unitholder meetings.

Adoption of the New Declaration will not alter in any way the Board members’ existing fiduciary obligations to act with due care and diligence and in the unitholders’ interests. If the New Declaration is approved by unitholders, the Board has authorized new Amended and Restated By-Laws (the “New By-Laws”) that will then take effect. Certain provisions of the New By-Laws are discussed in Appendix B to this Proxy Statement.

Comparison of the Current Declaration to the New Declaration

A comparison of the more significant provisions of the New Declaration and the Current Declaration is included in Appendix B to this Proxy Statement, which is entitled “Comparison of Governing Documents.” The New Declaration amends the Current Declaration in a number of important ways, including:

•	Substituting the more widely used term “shares” for “units” in referring to ownership interests in each of the Trust’s Portfolios or any future series.

•	Authorizing the creation of separate classes of shares in each of the Trust’s Portfolios or any future series with different class-specific expenses and expressly providing for service agreements related to class-specific administration and service plans, which will allow for more flexibility in facilitating various marketing and distribution arrangements for the Trust.

•	Expanding the list of expressly permitted investments and investment transactions to include every type of investment and investment transaction available to registered investment companies, including derivative instruments and counterparty contracts, which will allow for more flexibility in the event that applicable provisions of the Federal Credit Union Act (“FCUA”), the rules and regulations of the National Credit Union Administration (“NCUA”) or any successor agency or any related communications are amended to allow credit unions regulated by the NCUA to invest in other types of investments or engage in other types of investment transactions in addition to those investments and investment transactions currently permitted. The New Declaration expressly provides, however, that if shares of a series are offered or sold to credit unions regulated by the NCUA, the Trustees shall have the power, on behalf of that series, to purchase, hold and sell only those investments, and engage only in those investment transactions, that are permitted by the FCUA, the rules and regulations of the NCUA and any related NCUA communications, or any successor legislation, rules and regulations and/or communications. The expansion of the Trust’s permitted investments may entail additional risks. A further discussion of permitted investments and risks is provided in Appendix B.

•	Removing the specific requirement that a shareholder, Trustee or officer’s affiliated relationship be disclosed to Trustees voting on, or shareholders entitled to vote on, certain contracts. It is expected, however, that such affiliated relationships would continue to be disclosed to the Trustees and/or shareholders when voting on such contracts.

•	Expressly authorizing participation in creditor and other security holder committees, which may allow for a more flexible response to issuer defaults, insolvencies and bankruptcy proceedings pertaining to securities held by the Portfolios and future series.

•	More explicitly providing for the hiring and compensation of employees and experts for the Independent Trustees to assist them in their oversight of the Trust.

•	Expressly authorizing any Trustee, by power of attorney, to delegate his or her power to another Trustee for up to six months, which delegation would likely occur only as a result of extended illness or other extraordinary circumstances.

•	Expressly authorizing dollar-based voting of shares (as opposed to one vote per share) to allow equalization of voting rights across multiple series that have different share prices.

•	Incorporating the suspension of redemption rights authorized by new Rule 22e-3 under the 1940 Act, which allows certain money market funds to suspend share redemptions in connection with a planned liquidation without prior approval by the Securities and Exchange Commission (“SEC”).

•	Expanding the authority of the Trustees, on 30 days’ notice to shareholders, to dissolve, merge or reorganize the Trust or any series or class without shareholder approval, which will save costs to the Trust in the instance of a reorganization caused by declining assets at a time when the Trust, series or class is least able to bear such expense. This expanded authority will also enable the Board to quickly and less expensively convert the Trust to a different type of entity or to an entity organized under the laws of a different state. However, this expanded authority would be subject to applicable federal and state law and there are instances where shareholder approval would be sought. For example, the 1940 Act and Rule 17a-8 thereunder require shareholder approval of reorganizations with affiliated funds where certain material changes such as increases in investment management fees or Rule 12b-1 fees, would be imposed upon shareholders of the reorganized fund.

•	Expanding Trustee authority to amend the New Declaration without shareholder approval. There may be instances where the Board of Trustees determines that amending the New Declaration would benefit the Trust, the series and its shareholders but does not believe that incurring the costs of calling and conducting a shareholders’ meeting (which can be substantial) would best serve shareholders. However, shareholder approval would continue to be required for those amendments to the New Declaration that would impair shareholder voting rights or the shareholders’ exemption from personal liability for the obligations of the Trust.

•	Authorizing the Trustees, without a shareholder vote, to convert the Trust or any of its series to a master/feeder structure, which is an alternative fund structure to that of offering multiple classes of shares in a series. Both of these structures are intended to facilitate marketing and distribution arrangements.

•	Giving effect to any form of a vote or written instrument adopted by the Trustees that purports to establish series and classes of shares, issue shares or amend the New Declaration, regardless of formal irregularities or the failure to file documents with a governmental authority.

The discussion above and the comparison attached as Appendix B summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration. In addition to the changes described above and in Appendix B, there are other substantive and stylistic differences between the New Declaration and the Current Declaration. The discussion above and in Appendix B is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Appendix A to this Proxy Statement.

Adoption of the New Declaration will not result in any changes in: (1) any of the Trust’s officers or board members; (2) in the investment objectives, policies, strategies or restrictions described in the Portfolios’ current prospectus and statement of additional information; (3) the Trust’s service providers; or (4) the fees or expenses incurred by the Trust and the Portfolios. If this Proposal is not approved, then the Current Declaration will remain unchanged and in effect.

Required Vote

The approval of the New Declaration requires the affirmative vote of a majority of the outstanding units of the Trust entitled to vote at the Meeting. Unitholders will vote together in the aggregate and not separately by Portfolio. For more information, see “Voting Information” below.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE “FOR” APPROVAL OF THE SECOND AMENDED AND RESTATED DECLARATION OF THE TRUST.

VOTING INFORMATION

Record Date.  Only unitholders of record of the Portfolios at the close of business on June 24, 2011 will be entitled to vote at the Meeting. On that date, the outstanding units were as follows:

Number of Units
Portfolio	Outstanding

Money Market Portfolio:	165,560,571.240
Ultra-Short Duration Government Portfolio:	56,273,201.111
Short Duration Portfolio:	52,474,152.854

Quorum.  A quorum is constituted with respect to the Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding units of the Trust entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as units that are present at the Meeting but which have not been voted. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those units affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournments, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.

The beneficial owners of more than 5% of the outstanding shares of each Portfolio of the Trust as of the Record Date are as follows:

	Name and Address	Number	Percentage of
Portfolio	of Owner	of Units	Portfolio

Money Market Portfolio	Langley Federal Credit Union Attn Accounting Department 1055 W. Mercury Blvd. Box 7463 Hampton, VA 23666-3300	68,098,709.28	41.13%

	Nevada Federal Credit Union Attn Paul Parrish 2645 S. Mojave Rd. Las Vegas, NV 89121-1299	12,267,096.73	7.41%

	Name and Address	Number	Percentage of
Portfolio	of Owner	of Units	Portfolio

	Suncoast Schools Federal CU Attn Accounting Department 6801 E. Hillsborough Ave. Tampa, FL 33610-4197	10,021,192.93	6.05%

	Citizens Equity First Credit Union Attn Accounting Department PO Box 1715 Peoria, IL 61656-1715	10,000,000.00	6.04%

Ultra-Short Duration Government Portfolio	SchoolsFirst FCU Attn Michael Faulwell 2115 N. Broadway Santa Ana, CA 92706-2613	8,873,759.14	15.77%

	Patelco Credit Union Attn Scott Waite SVP/CFO PO Box 8020 Pleasanton, CA 94588-8601	8,484,788.46	15.08%

	Boeing Employees Credit Union Attn Kerry Thurman 12770 Gateway Dr. Tukwila, WA 98168-3344	7,816,848.21	13.89%

	Digital Federal Credit Union Attn Heather Lemaire 220 Donald Lynch Blvd. PO Box 9130 Marlborough, MA 01752-9130	5,241,807.24	9.31%

	LGE Community Credit Union 430 Commerce Park Dr. SE Marietta, GA 30060-2710	4,166,905.43	7.40%

	Visions Federal Credit Union Attn Kenneth Burt 24 McKinley Ave Endicott, NY 13760-5415	3,156,869.91	5.61%

	Suncoast Schools Federal CU Attn Accounting Department 6801 E. Hillsborough Ave. Tampa, FL 33610-4197	3,139,091.61	5.58%

Short Duration Portfolio	Digital Federal Credit Union Attn Heather Lemaire 220 Donald Lynch Blvd. PO Box 9130 Marlborough, MA 01752-9130	13,437,176.52	25.61%

	Patelco Credit Union Attn Scott Waite SVP/CFO PO Box 8020 Pleasanton, CA 94588-8601	12,992,943.89	24.76%

	Name and Address	Number	Percentage of
Portfolio	of Owner	of Units	Portfolio

	SchoolsFirst FCU Attn Michael Faulwell 2115 N. Broadway Santa Ana, CA 92706-2613	6,810,327.74	12.98%

	APCO Employees Credit Union Attn Blane Mink 750 17th Street North Birmingham, AL 35203-2020	4,090,375.11	7.80%

	Citizens Equity First Credit Union Attn Accounting Department PO Box 1715 Peoria, IL 61656-1715	3,731,172.02	7.11%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, Gary Oakland, a Trustee of the Trust, shared investment and voting power with respect to 7,816,848.21 units of beneficial interest in the Ultra-Short Duration Government Portfolio, which amounted to 13.89% of the outstanding units, that were owned by Boeing Employees Credit Union. As of the Record Date, Rudolf J. Hanley, a Trustee of the Trust, shared investment and voting power with respect to 5,000,000.00 units of beneficial interest in the Money Market Portfolio, 8,873,759.14 units of beneficial interest in the Ultra-Short Duration Government Portfolio and 6,810,327.74 units of beneficial interest in the Short Duration Portfolio, which amounted to 3.02%, 15.77% and 12.98%, respectively, of the outstanding units, that were owned by SchoolsFirst Credit Union.

INFORMATION ABOUT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Investment Adviser.  Goldman Sachs Asset Management, L.P. (“GSAM”), with principal offices located at 200 West Street, New York, NY 10282, serves as investment adviser to the Portfolios. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co.

Administrator.  Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”), a Delaware limited liability limited partnership in which 39 credit unions are limited partners, acts as the Portfolios’ administrator. CUFSLP’s address is 1001 Connecticut Avenue, N.W., 10th Floor, Washington, D.C. 20036. Boeing Employees Credit Union and SchoolsFirst Federal Credit Union are limited partners of CUFSLP.

Distributor.  Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504, a Delaware corporation, serves as the distributor of the Portfolios. CFS, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of unitholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its unitholders.

Cost of Proxy Solicitation.  Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with solicitation of proxies. The Portfolios will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders.

Shareholder Proposals.  The Trust does not intend to hold meetings of unitholders except to the extent that such meetings may be required under the 1940 Act or state law. Because the Trust does not hold regular meetings of unitholders, the anticipated date of the next unitholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of unitholders, a unitholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated: July 11, 2011

Unitholders who do not expect to be present at the Meeting and who wish to have their units voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

APPENDIX A

SECOND AMENDED AND RESTATED
DECLARATION OF TRUST
OF
TRUST FOR CREDIT UNIONS
          , 2011

SECOND AMENDED AND RESTATED
DECLARATION OF TRUST
OF
TRUST FOR CREDIT UNIONS
Dated          , 2011

This SECOND AMENDED AND RESTATED DECLARATION OF TRUST of Trust for Credit Unions (the “Trust”) made this           day of          , 2011 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the “Trustees”), amends and restates in its entirety that certain Agreement and Declaration of Trust of the Trust executed and delivered on September 24, 1987, as amended and restated on December 1, 1987, and as further amended to date (collectively, the “Previous Declaration of Trust”);

WHEREAS, pursuant to the Previous Declaration of Trust, the Trustees established the Trust as a Massachusetts business trust for the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees divided the beneficial interest in the Trust assets into transferable units of beneficial interest, as provided therein;

WHEREAS, the Trustees declared that all money and property contributed to the Trust be held and managed in trust for the benefit of the holders, from time to time, of the units of beneficial interest issued thereunder and subject to the provisions thereof;

WHEREAS, the unitholders and Trustees of the Trust have approved the adoption of this Second Amended and Restated Declaration of Trust in accordance with Section 7.3 of the Previous Declaration of Trust;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust, hereby adopt this Second Amended and Restated Declaration of Trust as follows:

ARTICLE I

NAME AND DEFINITIONS

Section 1.1  Name.  The name of the Trust is “Trust for Credit Unions,” and the Trustees shall conduct the business of the Trust under that name, or any other name as they may from time to time designate.

Section 1.2  Definitions.  Wherever they are used herein, the following terms have the following respective meanings:

(a) ‘‘1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time, any interpretations thereof and any orders issued thereunder by the Commission which are applicable to the Trust or any Affiliated Person of the Trust.

(b) “Administrator” means the party, other than the Trust, to the contract described in Section 3.3 hereof.

(c) “By-laws” means the By-laws referred to in Section 2.8 hereof, as amended from time to time.

(d) “Class” means any division of shares within a Series in accordance with the provisions of Article V.

(e) “Code” means the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time.

(f) The terms “Commission,” “Affiliated Person” and “Interested Person” have the meanings given them in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series or Class of Shares, the term “vote of a majority of the Outstanding Shares entitled to vote” has the same meaning as is assigned to the term “vote of a majority of the outstanding voting securities” in the 1940 Act, which, as of the date hereof, provides as follows: the vote, at a meeting of the Shareholders, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Trust, whichever is the less; provided that if any matter affects only the interests of some but not all Series or Classes and only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter, as provided in Section 5.11(b)(vi) hereof, then for purposes of the foregoing vote, the foregoing respective percentages shall be percentages of the voting securities of such Series or Classes rather than the voting securities of the Trust.

(g) “Covered Person” means a Person so defined in Section 4.2.

(h) “Custodian” means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

(i) “Declaration” means this Second Amended and Restated Declaration of Trust as further amended and/or restated from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” will be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(j) “Distributor” means the party, other than the Trust, to the contract described in Section 3.1 hereof.

(k) “Fund” or “Funds,” individually or collectively, means the separate Series of the Trust, together with the assets and liabilities assigned thereto.

(l) “His” includes the feminine and neuter, as well as the masculine, genders.

(m) “Investment Adviser” means the party, other than the Trust, to the contract described in Section 3.2 hereof.

(n) “Non-interested Trustee” means a Person so defined in Section 4.3.

(o) “Person” means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(p) “Prospectus” means the prospectuses (including any summary prospectus) and statements of additional information included in the registration statement of the Trust under the Securities Act of 1933, as amended, and/or the 1940 Act as such prospectuses and statements of additional information may be amended or supplemented and filed with the Commission from time to time.

(q) “Series” individually or collectively means the separately managed component(s) of the Trust (or, if the Trust shall have only one such component, then that one), as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof.

(r) “Shareholder” means a record owner of Outstanding Shares.

(s) “Shares” means the units of interest (formerly known as “Units”) into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. ‘‘Outstanding” Shares means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(t) “Transfer Agent” means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

(u) “Trust” means Trust for Credit Unions, a Massachusetts business trust.

(v) “Trustees” means the Persons who have signed this Declaration as trustees, so long as they shall continue in office in accordance with the terms hereof, and all other Persons who now serve or may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions of

Article II hereof and the By-laws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person’s or Persons’ capacity or their capacities as trustees hereunder and under the By-laws.

(w) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees in their capacities as such, including any and all assets of or allocated to any Series or Class, as the context may require.

ARTICLE II

TRUSTEES

Section 2.1  General Powers.  Subject to the provisions of this Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments. The Trustees shall have full power and authority to take or refrain from taking any action and to execute all such contracts and instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust, although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. The Trustees in all instances shall act as principals, free of the control of the Shareholders, for and on behalf of the Trust and the applicable Series thereof, and their acts shall bind the Trust and the applicable Series. The Trustees shall not be bound or limited in any way by present or future laws, practices or customs applicable to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of the Trust. The Trustees shall have full power and authority to adopt such accounting and tax accounting practices as they consider appropriate for the Trust and for any Series or Class of Shares. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 2.2  Investments.  Without limiting the plenary grant of powers in Section 2.1, the Trustees shall, among other things, have the power:

(a) To operate as and carry on the business of an investment company directly, or if one or more Series is established hereunder, through one or more Series, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; commodities; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities or commodities authorized by the Trustees. The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series.

(c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities or commodities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage, credit default, total return, currency and other types of swaps, swaptions and interest rate caps and floors, to purchase and sell options on securities, commodities, indices, currency or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management and income enhancement transactions.

(d) To exercise all rights, powers and privileges of ownership or interest in all securities, commodities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

(e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

(f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

(g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

(h) Without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Fund), or to dispose of part or all of the Trust Property (or part or all of the assets of any Fund) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership for federal income tax purposes.

(i) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened.

(j) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(k) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

(l) To adopt on behalf of the Trust or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

(m) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees, which shall be plenary; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed. However, if Shares of a Series are offered or sold to credit unions regulated by the United States National Credit Union Administration or any successor agency (“NCUA”), the Trustees shall have the power, on behalf of that Series, to purchase, hold and sell only those investments, and engage only in those investment transactions, that are permitted by the Federal Credit Union Act, the rules and regulations of the NCUA and any related NCUA communications, or any successor legislation, rules and regulations and/or communications.

Section 2.3  Legal Title.  Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the Trust Property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 2.4  Issuance and Repurchase of Shares.  The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.

Section 2.5  Delegation; Committees.  The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

Section 2.6  Collection and Payment.  The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7  Expenses.  The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees and the officers of the Trust are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees of the Trust.

Section 2.8  Manner of Acting; By-laws.  Except as otherwise provided herein or in the By-laws or required by the 1940 Act, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all Persons participating in the meeting can hear each other, or by written consent of a majority of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

Section 2.9  Miscellaneous Powers.  Without limiting the plenary grant of powers in Section 2.1, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) appoint and remove Trustees, fill vacancies in, add to or subtract from their number, appoint and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Administrators, Distributors, Transfer Agents, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any Person with whom the Trust or any Series thereof has dealings, including Shareholders, Trustees, Officers, employees, agents, Investment Advisers, Administrators, Distributors, Transfer Agents and selected dealers or independent contractors of the Trust, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and taxable year of the Trust or any Series thereof and the method by which its or their accounts shall be kept; (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; (j) hire personnel as staff for the Trustees or, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Distributor, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Trustees; and (k) retain special counsel, other experts and/or consultants for the Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser or the Distributor, and/or for one of more of the committees of the Trustees, set the compensation to be paid by the Trust to such special counsel, other experts and/or consultants, and remove one or more of such special counsel, other experts and/or consultants, at the discretion of the Trustees.

Section 2.10  Principal Transactions.  Except for transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Distributor or Transfer Agent or with any Affiliated Person of such Person; and the Trust or a Series thereof may employ any such Person, or firm or company of which such Person is an Affiliated Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11  Litigation.  The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust or any Series thereof, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust or any Series thereof, whether or not the Trust, any Series or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series thereof.

Notwithstanding the foregoing provisions of this Section 2.11 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

Section 2.12  Number of Trustees.  The initial Trustees shall be the Persons initially signing this Declaration. The number of Trustees (other than the initial Trustees) shall be such number as shall be fixed from time to time by a vote of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

Section 2.13  Election and Term.  Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to Section 2.14 hereof, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees in accordance with the requirements of the 1940 Act. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Section 2.14  Resignation and Removal.  Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three), with or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust. (For purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section.) Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 2.15  Vacancies.  The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other Person as they in their discretion shall see fit, made by a written instrument signed or by a resolution adopted by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the Person named in such written instrument of appointment or in such resolution shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.15, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A resolution or written instrument certifying the existence of such vacancy and adopted or signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

Section 2.16  Delegation of Power to Other Trustees.  Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

Section 2.17  Other Business Interests.  The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees, or any affiliate, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others. None of the Trust, any Series thereof or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

ARTICLE III

CONTRACTS

Section 3.1  Distribution Contract.  The Trustees may in their discretion from time to time cause the Trust to enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net to the Trust or the applicable Series of the Trust not less than the amount provided for in Section 7.1, whereby the Trustees may either agree to sell the Shares to the Distributor or appoint the Distributor as sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by the Distributor as agent of the Trust.

Section 3.2  Advisory or Management Contract.  The Trustees may in their discretion from time to time cause the Trust to enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the Investment Adviser or Investment Advisers shall undertake to furnish the Trust or such Series, investment advisory services and may undertake to furnish the Trust or such Series management, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and/or such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust or applicable Series on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders of the Trust or applicable Series in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract. To the extent consistent with the 1940 Act and the orders and positions of the Commission and its staff thereunder, the Trustees shall not be required to submit an investment advisory or management contract to Shareholders of the Trust or applicable Series for their approval.

Section 3.3  Administration Agreement.  The Trustees may in their discretion from time to time cause the Trust to enter into one or more administration agreements or, if the Trustees establish multiple Series or Classes separate administration agreements with respect to each Series or Class, whereby the Administrator or Administrators shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 3.4  Service Agreement.  The Trustees may in their discretion from time to time cause the Trust to enter into service agreements with respect to one or more Series or Classes thereof whereby the other parties to such service agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

Section 3.5  Transfer Agency Agreement.  The Trustees may in their discretion from time to time cause the Trust to enter into any transfer agency and shareholder service agreement whereby a Transfer Agent shall undertake to furnish transfer agency and shareholder services to the Trust. Any such contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with this Declaration. Such services may be provided by one or more Transfer Agents, including sub-Transfer Agents. The Trustees may also authorize a Transfer Agent to employ one or more sub-Transfer Agents, and upon such terms and conditions as may be agreed upon between the Transfer Agent and such sub-Transfer Agent, to furnish transfer agency and shareholder services, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.6  Custody Agreement.  The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as the Trust’s agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees. The Trustees may authorize the Investment Adviser, on behalf of the Trust, to select and enter into custody agreements with one or more sub-custodians to hold assets of or collateral for the Trust in connection with any repurchase agreement, counterparty contract, commodity contract, margin account or other investment transaction that requires or involves the transfer or holding of collateral or other special custody arrangements, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.7  Affiliations of Trustees or Officers, Etc.  The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, limited liability company, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, corporation, limited liability company, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, limited liability companies, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

Section 4.1  No Personal Liability of Shareholders, Trustees, Etc.  No Shareholder shall, by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2  Non-Liability of Trustees, Etc.  No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, Administrator, Distributor, Transfer Agent, dealer or other independent contractor of the Trust or for any other action or other failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3  Mandatory Indemnification.  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every Person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, shall be the obligations of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Covered Person, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition;

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that at least a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

(C) by a vote of a majority of the Outstanding Shares entitled to vote (excluding Shares owned of record or beneficially by such Covered Person).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled by contract or otherwise under law, shall continue as to a Person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors, administrators and assigns of such a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may from time to time be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by such Covered Person, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or, if determined to be submitted by a majority of the Non-interested Trustees (or if none, a majority of the Trustees), an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person ultimately will not be disqualified from indemnification under this Section 4.3.

(e) Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of this Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 4.4  No Bond Required of Trustees.  Except as otherwise provided in Section 4.3(d)(i), no Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5  No Duty of Investigation; Notice in Trust Instruments, Etc.  No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under this Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6  Reliance on Experts, Etc.  Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1  Beneficial Interest.  The interest of the beneficiaries hereunder shall be divided into transferable Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of such Shares of beneficial interest authorized hereunder is unlimited and each Share shall have a par value of $.001 per Share or such other amount as the Trustees may establish. The Trustees shall, subject to the provisions of Section 5.11 hereof, have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and one or more Classes thereof as the Trustees deem necessary or desirable. If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein and in Section 5.11 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and Classes shall be construed (as the context may require) to refer to the Trust. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series (subject to the rights and preferences with respect to separate Classes of such Series) except as may be established by the Trustees in accordance with the 1940 Act. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 5.2  Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration, in the By-laws, and under applicable law. The Shares shall not entitle the holder to preference, preemptive, appraisal, dissenters’, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

Section 5.3  Trust Only.  It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, limited liability company, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4  Issuance of Shares.  The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractional Shares as the Trustees may in their discretion determine.

Section 5.5  Register of Shares.  A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

Section 5.6  Transfer of Shares.  Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 5.7  Notices.  Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 5.8  Treasury Shares.  Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of the Trust or any other Series of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

Section 5.9  Voting Powers.  The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any matter requiring approval of the Trust’s or a Series’ or Class’ Shareholders under the 1940 Act; (iii) with respect to termination of the Trust or a Series or Class thereof to the extent provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Section 8.4; (vi) with respect to conversion or reorganization of the Trust to the extent and as provided in Section 8.4; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; and (viii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) (the registration of which is effective) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares of the Trust, a Series or a Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or that Series or Class and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders’ votes and meetings and related matters.

Section 5.10  Meetings of Shareholders.  No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Trustees of the Trust, and shall be called by the Trustees at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. In addition, meetings of the Shareholders of any Series shall be called by the Trustees at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

Section 5.11  Series or Class Designation.  The Shares of the Trust are currently divided into the following Series: Money Market Portfolio; Ultra-Short Duration Government Portfolio; and Short Duration Portfolio. All Shares (formerly known as “Units”) of each such Series issued and outstanding on the date hereof will be designated as Shares of the TCU Class.

(a) The Shares of the Class herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same) as set forth in the Prospectus and Statement of Additional Information of the Series or Class included in the Trust’s Registration Statement, as amended from time to time under the Securities Act of 1933, as amended and/or the 1940 Act; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

(b) As to the Series and Class herein established and designated and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

(i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

(ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(iii) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series or Class of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim.

(iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

(v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

(vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply; (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

(vii) Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Trustees. The

Trusts shall also have the authority to issue Shares that convert automatically to a different Class of Shares after a specified lapse of time or the satisfaction of other conditions specified in the resolution or written instrument authorizing the issuance of the convertible Shares.

(viii) The establishment and designation of any Series or Classes of Shares shall be effective upon the execution of a written instrument or the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of such Series or Classes, or upon such date as is otherwise provided in such instrument or resolution. Any such instrument or resolution, and any instrument or resolution that purports to authorize the offer, sale, underwriting or registration for offer or sale of Shares of any Series or Class, shall be conclusively deemed to authorize the issuance of Shares of such Series or Classes. The Trustees may by an instrument or resolution subsequently executed or adopted by a majority of their number amend, restate or rescind any prior instrument or resolution relating to the establishment and designation of any such Series or Class. Each instrument or resolution referred to in this section shall have the status of an amendment to this Declaration.

Section 5.12  Assent to Declaration of Trust.  Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1  Redemption of Shares.  (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other Person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

(b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust’s then effective Prospectus(es).

Section 6.2  Price.  Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

Section 6.3  Payment.  Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust’s then effective Prospectus(es), subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Trustees may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust or (ii) in connection with any federal or state tax withholding requirements.

Section 6.4  Effect of Suspension of Determination of Net Asset Value.  If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

Section 6.5  Repurchase by Agreement.  The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

Section 6.6  Redemption of Shareholder’s Interest.  The Trustees, in their sole discretion, may cause the Trust to redeem any or all of the Shares of one or more Series or Class thereof held by any Shareholder if (a) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, or, (b) to the extent consistent with the 1940 Act, the Trustees determine that redemption of part or all of a Shareholder’s interest in the Trust or a Series is in the best interests of the Trust or applicable Series.

Section 6.7  Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.  (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

(b) The holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Code or the 1940 Act or to comply with the requirements of any other taxing authority or the Commission.

Section 6.8  Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.  The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

Section 6.9  Suspension of Right of Redemption.  The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption or (v) to the extent authorized by and in accordance with the conditions of Rule 22e-3 or any similar exemptive rule under the 1940 Act; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that a suspension under clause (i), (ii), or (iii) shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE,
NET INCOME AND DISTRIBUTIONS

Section 7.1  Net Asset Value.  The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

Section 7.2  Distributions to Shareholders.  (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which New York banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933 and/or the 1940 Act. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder’s account in each Series or Class.

(b) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

Section 7.3  Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.  Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration or of any applicable document filed by the Trust with the Commission or of the Code. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder’s pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 7.4  Power to Modify Foregoing Procedures.  Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with Section 5.11(b)(iv).

ARTICLE VIII

DURATION; TERMINATION OF TRUST OR A SERIES OR CLASS;
AMENDMENT; MERGERS, ETC.

Section 8.1  Duration.  The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2  Termination of the Trust or a Series or a Class.

(a) The Trust or any Series or Class thereof shall be dissolved:

(W) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Outstanding Shares of the Trust entitled to vote, or (ii) at the discretion of the Trustees either (A) at any time there are no Outstanding Shares of the Trust, or (B) upon at least thirty (30) days’ prior written notice to the Shareholders of the Trust; or

(X) With respect to a particular Series or Class, (i) upon the vote of the holders of not less than a majority of the Outstanding Shares of such Series or Class entitled to vote, or (ii) at the discretion of the Trustees either (A) at any time there are no Outstanding Shares of such Series or Class, or (B) upon at least thirty (30) days’ prior written notice to the Shareholders of such Series or Class; or

(Y) With respect to the Trust (or a particular Series or Class), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration or applicable law; or

(Z) With respect to any Series or Class, upon any event that causes the dissolution of the Trust.

The Trustees’ decision to dissolve the Trust or any Series or Class may be based on, among other things, a determination that the continuation of the Trust or a Series or a Class thereof is not in the best interest of the Trust or such Series or Class, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series or Class to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of the Trust or such Series or Class to obtain or maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or such Series or Class or affecting assets of the type in which the Trust or such Series or Class invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series or Class. Upon the termination of the Trust or the Series or Class,

(i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to the Trust or such Series or Class to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to the Trust or such Series or Class that requires Shareholder approval in accordance with Section 8.4 hereof shall receive the approval so required.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the Trust or the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

(b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 8.3  Amendment Procedure.  (a) This Declaration may be amended (1) by a vote of the holders of a majority of the Shares outstanding and entitled to vote or (2) by (i) a resolution adopted or (ii) an instrument in writing, without a meeting, signed, in either case, by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

(b) This Declaration may be amended by (i) a resolution adopted or (ii) an instrument in writing, without a meeting, signed by a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by U.S. federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series or Class; (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any U.S. federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940

Act, to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so; and (v) to make any other change that does not impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or any voting or other rights of shareholders prescribed by U.S. federal or state law.

(c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable U.S. federal or state laws or regulations or the requirements of the regulated investment company provisions of the Code or, if requested or required to do so, by any U.S. federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do.

(d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(e) A certificate or other written instrument signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of any amended Declaration executed by a majority of the Trustees shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 8.4  Merger or Consolidation; Conversion; Reorganization.

(a) Merger or Consolidation.  Pursuant to an agreement of merger or consolidation, the Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more business trusts (or series thereof) or other business entities (as defined in Section 8.4(d) below) formed or organized or existing under the laws of The Commonwealth of Massachusetts or any other state of the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of such merger or consolidation. In all respects not governed by the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate business trusts (or series thereof) or other business entities to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate business trust or trusts (or series thereof) or other business entities.

(b) Conversion.  The Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to any other business entity except to the extent prohibited by applicable law; (ii) the Shares of the Trust or any Series or Class to be converted into beneficial interests in another business trust (or series or class thereof) or other business entity, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such entity conversion, Share conversion or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 8.4 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 8.4, and at least thirty (30) days’ prior written notice to the Shareholders of a particular Series or Class of any conversion of Shares of such Series or Class pursuant to Subsection (b)(ii) of this Section 8.4 or exchange of Shares of such Series or Class pursuant to Subsection (b)(iii) of this Section 8.4. In all respects not governed by the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish an entity conversion, Share conversion or Share exchange, including the power to create one or more separate business trusts (or series thereof) or other business entity to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series of Class thereof may be transferred and to provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in such separate trust or trusts (or series or class thereof) or other business entity.

(c) Reorganization.  The Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust (“sale of Trust assets”) or all or substantially all of the assets associated with any one or more Series (“sale of such Series’ assets”), to another business trust, statutory trust, trust, partnership, limited partnership, limited liability company, limited liability partnership, corporation or other entity or association organized under the law of any state, or to one or more separate series thereof (each a “business entity”), or to the Trust to be held as assets associated with one or more Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days’ prior written notice to the Shareholders of a particular Series of any sale of such Series’ assets. Following such sale of Trust assets, the Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of the Trust (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes, if any, within each such Series). Following a sale of such Series’ assets, the Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes, if any, within such Series). If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof, if any, shall be dissolved. In all respects not governed by the 1940 Act or other applicable law, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate business trusts (or series thereof) or other business entities to which all or any part of the assets, liabilities, profits or losses of the Trust or such Series may be transferred and to provide for the conversion of Shares into beneficial interests in such separate business trust or trusts (or series thereof) or other business entities.

Section 8.5  Master/Feeder Structure.  If permitted by the 1940 Act, the Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master/feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause the Trust or such Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

ARTICLE IX

REPORTS TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants.

ARTICLE X

MISCELLANEOUS

Section 10.1  Execution and Filing.  This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. However, any failure to file or delay in filing any amendment to this Declaration shall not impair or delay the effectiveness of such amendment. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of this

Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 10.2  Governing Law.  This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

Section 10.3  Counterparts.  This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4  Reliance by Third Parties.  Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder or an officer of the Trust, certifying (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote or resolution adopted at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 10.5  Provisions in Conflict with Law or Regulations.  (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

James C. Barr	Robert M. Coen
Rudolf J. Hanley	Stanley C. Hollen
Gary Oakland	Eugene A. O’Rourke
Joe Peek	Wendell A. Sebastian

APPENDIX B

Comparison of Governing Documents

Comparison for Trust for Credit Unions (the “Trust”) of:

The Trust’s Current Amended and Restated Agreement and Declaration of Trust (the “Current Declaration”) and Current By-Laws (the “Current By-Laws”)
with

The Trust’s Proposed Second Amended and Restated Declaration of Trust (the “New Declaration”) and the Proposed Amended and Restated By-Laws (the “New By-Laws”)

	New Declaration and By-Laws	Current Declaration and By-Laws

Permissible Investments	The New Declaration provides that the Trust may invest in, hold for investment, or reinvest in: cash; securities, including common, preferred and preference stocks; commodities; warrants; subscription rights; profit- sharing interests or participations and all other contracts or evidences of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non- negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract; and additional securities or commodities authorized by the Trustees. The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trustees may also acquire, hold, trade in and deal in, acquire any rights or options to purchase or sell, sell or otherwise dispose of, lend and pledge any such securities or commodities, enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage, credit default, total return, currency and other types of swaps, swaptions and interest rate caps and floors, purchase and sell options on securities, commodities, indices, currency or other financial assets, futures contracts and options on futures contracts of all	The Current Declaration provides that the Trust will offer unitholders of the Trust one or more investment programs primarily in securities and debt instruments. (Art. II)

	New Declaration and By-Laws	Current Declaration and By-Laws

descriptions and engage in all types of hedging, risk management and income enhanced transactions. (Art. II, Sect. 2.2(b))
The New Declaration further provides, however, that if Shares of a Series are offered or sold to credit unions regulated by the United States National Credit Union Administration or any successor agency (“NCUA”), the Trustees shall have the power, on behalf of that Series, to purchase, hold and sell only those investments, and engage only in those investment transactions, that are permitted by the Federal Credit Union Act, the rules and regulations of the NCUA and any related NCUA communications, or any successor legislation, rules and regulations and/or communications (“Permitted Investments”). (Art. II, Section 2.2)
(New Declaration expands the types of investments and investment transactions in which the Trust may invest or engage, provided, however, that if a series is offered to credit unions regulated by the NCUA, the series can only invest or engage in Permitted Investments. Any expansion in the types of investments and investment transactions in which the Trust may invest or engage could expose the Trust to additional risks, such as equity risk or derivatives risk, depending upon the nature of the particular investment or investment transaction.)
Participation on Creditors’ Committees	The New Declaration provides that the Trustees may join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or voting trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or voting trustee as the Trustees shall deem proper. (Art. II, Sec. 2.2(j))	The Current Declaration provides that the Trustees may consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which corporation or issuer is or was held in the Trust, consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and pay calls or subscriptions with respect to any security or debt instrument held in the Trust. (Art. III, Sec. 3.2(f))
(New Declaration allows Trustees to participate on creditors’ committees.)
Fiscal Year and Tax Year Determinations; Method of Accounting	The New Declaration provides that the Trustees may determine and change fiscal and taxable year for the Trust and its Series, as well as the method by which its	The Current By-Laws state that the Trust’s fiscal year is to be fixed by resolution of the Trustees. (By-Laws Art. VI, Sec. 6.1)

	New Declaration and By-Laws	Current Declaration and By-Laws

or their accounts shall be kept. (Art. II, Sec. 2.9(h))
(Similar to Current By-Laws but clarifies the ability of the Trustees to determine the method by which the Trust and its series’ accounts are kept.)
Employees; Special Counsel; Experts; Consultants	The New Declaration provides that the Trustees may hire personnel as staff for the Trustees or, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Distributor, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Trustees. The New Declaration also provides that the Trustees may retain special counsel, other experts and/or consultants for the Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser or the Distributor, and/or for one or more of the committees of the Trustees, set the compensation to be paid by the Trust to such special counsel, other experts and/or consultants, and remove one or more of such special counsel, other experts and/or consultants, at the discretion of the Trustees. (Art. II, Sec. 2.9(j), (k))	The Current Declaration provides that the Trustees may as they consider appropriate appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing. The Current Declaration provides that the Trustees are authorized to pay or cause to be paid the expenses and charges for the services of such employees agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. (Art. III, Sec. 3.2, 3.4)
(Similar to Current Declaration except New Declaration provides more detail as to the Trustees’ power and authority in this area.)
Principal Transactions	The New Declaration provides that, except for transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Distributor or Transfer Agent or with any Affiliated Person of such Person. (Art. II, Sec. 2.10)
(New provision that clarifies the ability of the Trustees, on behalf of the Trust, to enter into certain principal transactions with certain affiliated persons of the Trust other than those transactions not permitted by the 1940 Act. Principal transactions have the potential for conflicts of interest between the interests of the affiliated person and those of the Trust.)

New Declaration and By-Laws	Current Declaration and By-Laws

Litigation	The New Declaration provides the Trustees with the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust or any Series thereof, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust or any Series thereof, whether or not the Trust, any Series or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series thereof.

The New Declaration provides that the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body. (Art. II, Sec. 2.11)
(New provision that clarifies the power of the Trustees with respect to litigation and similar proceedings.)
Trustee Removal	The New Declaration provides that any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than three), with or without cause, by the actions of two-thirds of the remaining Trustees or by action of two- thirds of the outstanding Shares of the Trust. (Art. II, Sec. 2.14)

(Similar to Current Declaration.)	The Current Declaration provides that any Trustee may be removed with or without cause at any time, (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of the Unitholders holding not less than two-thirds of the Units then outstanding, cast in person or by proxy at a meeting called for the purpose; or (iii) the Trustees shall promptly call a meeting of Unitholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of record of

	New Declaration and By-Laws	Current Declaration and By-Laws

not less than 10 percent of the outstanding Units. (Art. III, Sec. 3.1(e))
Delegation of Power to Other Trustees	The New Declaration provides that any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under the New Declaration except as therein otherwise expressly provided. (Art. II, Sec. 2.16)
(New provision allowing any Trustee, by power of attorney, to delegate his power to another Trustee for up to six months. Any such delegation would likely occur only in the event of extended illness or other extraordinary circumstances.)
Trustees’ Other Business Interests	The New Declaration provides that the Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees, or any affiliate, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others. None of the Trust, any Series thereof or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom. (Art. II, Sec. 2.17)
(New provision that clarifies that the Trustees and officers of the Trust are not required to devote their full time to the performance of such duties and may engage in other business interests.)
Distribution Contract	The New Declaration provides that the Trustees may in their discretion from time to time to cause the Trust to enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net to the Trust or the applicable Series of the Trust not less than net asset value, whereby the Trustees may either agree to sell the Shares to the	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trusts and/or the Trustees, including contracts, providing for the

	New Declaration and By-Laws	Current Declaration and By-Laws

	Distributor or appoint the Distributor as sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of Article III of the New Declaration (dealing with Contracts) or of the By-laws; and such contract may also provide for the repurchase of the Shares by the Distributor as agent of the Trust. (Art. III, Sec. 3.1)	distribution of the Units of the Trust and each Sub-Trust, by the Contracting Party acting as Principal Underwriter of such Units, and/or acting as agent of the Trust and each Sub-Trust in the sale of Units and the acceptance or rejection of orders for the purchase of Units. (Art. III, Sec. 3.3(c))
(Similar to Current Declaration.)
Advisory or Management Contract	The New Declaration provides that the Trustees may in their discretion from time to time cause the Trust to enter into one or more investment advisory or management contracts whereby the Investment Adviser or Investment Advisers shall undertake to furnish the Trust or such Series management, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and/or such other facilities and services, if any, as the Trustees shall from time to time consider desirable upon such terms and conditions as the Trustees may in their discretion determine. The Trustees may authorize the Investment Adviser(s) under such contracts(s) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust or applicable Series on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Adviser(s).	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trusts and/or the Trustees, including contracts providing for, subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Units of the Trust, the management of such investments and assets, making investment decisions with respect thereto, and placing purchase and sale orders for portfolio transactions relating to such investments and assets. (Art. III, Sec. 3.3(a))
The New Declaration provides that the Trustees may, in their sole discretion, call a meeting of Shareholders of the Trust or applicable Series in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more Series of the Trust fail to approve the investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract. To the extent consistent with the 1940 Act and the orders and positions of the Commission and its staff thereunder, the Trustees shall not be required to submit an investment advisory or

	New Declaration and By-Laws	Current Declaration and By-Laws

management contract to Shareholders of the Trust or applicable Series for their approval. (Art. III, Sec. 3.2)
(Similar to Current Declaration except New Declaration clarifies the authority of the Trustees with respect to shareholder approval of any investment advisory or management agreement.)
Administration Agreement	The New Declaration provides that the Trustees may in their discretion from time to time cause the Trust to enter into one or more administration agreements or, if the Trustees establish multiple Series or Classes separate administration agreements with respect to each Series or Class, whereby the Administrator or Administrators shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine. (Art. III, Sec. 3.3)

	(Similar to Current Declaration.)	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trust and/or the Trustees, including contracts providing for, subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Sub-Trust, the supervision of all or any part of the operations of the Trust and each Sub- Trust, and the provision of all or any part of the administration and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Sub- Trust.
Service Agreement	The New Declaration provides that the Trustees in their discretion from time to time to cause the Trust to enter into service agreements with respect to one or more Series or Classes thereof whereby the other parties to such service agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine. (Art. III, Sec. 3.4)

	(Similar to Current Declaration except Service Agreements under New Declaration must be pursuant to administration plans and service plans.)	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trusts and/or the Trustees, including contracts providing for the provision of the service with respect to the relationship of the Trust and its Unitholders, records with respect to Unitholders and their Units, and similar matters.
Transfer Agency Agreement	The New Declaration provides that the Trustees may in their discretion from time to time cause the Trust to enter into any transfer agency and shareholder service agreement whereby a Transfer Agent shall undertake to furnish transfer agency and shareholder services to the Trust. Any such contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the New Declaration. Such services may	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trusts and/or the Trustees, including contracts providing for the maintenance of records of the ownership of outstanding Units, the issuance and

	New Declaration and By-Laws	Current Declaration and By-Laws

	be provided by one or more Transfer Agents, including sub-Transfer Agents. The Trustees may also authorize a Transfer Agent to employ one or more sub- Transfer Agents, and upon such terms and conditions as may be agreed upon between the Transfer Agent and such sub-Transfer Agent, to furnish transfer agency and shareholder services, subject to applicable provisions of law and resolutions adopted by the Trustees. (Art. III, Sec. 3.5)	redemption and the transfer thereof, and the disbursement of any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Unitholder to reinvest such dividends. (Art. III, Sec. 3.3(e))
(Similar to Current Declaration except New Declaration specifically authorizes sub-Transfer Agents.)
Custody Agreement	The New Declaration provides that the Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as the Trust’s agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub- custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees. The Trustees may authorize the Investment Adviser, on behalf of the Trust, to select and enter into custody agreements with one or more sub-custodians to hold assets of or collateral for the Trust in connection with any repurchase agreement, counterparty contract, commodity contract, margin account or other investment transaction that requires or involves the transfer or holding of collateral or other special custody arrangements, subject to applicable provisions of law and resolutions adopted by the Trustees. (Art. III, Sec. 3.6)	The Current Declaration provides that the Trustees may, at any time and from time to time, enter into one or more contracts with any one or more Contracting Parties providing for the performance and assumption of certain services, duties and responsibilities to, for or of the Trust, any one or more Sub- Trusts and/or the Trustees, including contracts providing for the Contracting Party to act as depository for and to maintain custody of the property of the Trust and each Sub-Trust and accounting records in connection therewith. (Art. III, Sec. 3.3(d))
(Similar to Current Declaration, except New Declaration clarifies the ability of the Trustees to (i) authorize the Custodian to employ sub-custodians and (ii) authorize the Investment Adviser, on behalf of the

New Declaration and By-Laws	Current Declaration and By-Laws

Trust, to enter into certain special custody arrangements pertaining to certain investment transactions.)
Affiliations of Trustees and Officers	The New Declaration provides that the fact that

(i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, limited liability company, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 (Distribution Contracts, Advisory or Management Contracts, Administration Agreements and Service Agreement, respectively) of the New Declaration or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the trust, or that (ii) any partnership, corporation, limited liability company, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 (Distribution Contracts, Advisory or Management Contracts, Administration Agreements and Service Agreement, respectively) of the New Declaration or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been made or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, limited liability companies, trusts, associations or other organizations or has other business interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders. (Art. III, Sec. 3.7)

(Similar to Current Declaration except New Declaration does not specifically provide that a Shareholder, Trustee or officer’s affiliated relationship be disclosed to the Trustees voting on the contract, the Unitholders entitled to vote on the contract, or the affected contract is fair to the Trust at the time it is authorized, approved or ratified by the Trustees or by the	The Current Declaration provides that the fact that

(i) any of the Unitholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Unitholder or has an interest in the Trust or any Sub- Trust, or that (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any Unitholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub Trust or its Unitholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum or all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Unitholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Unitholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Unitholders.

	New Declaration and By-Laws	Current Declaration and By-Laws

Unitholders. It is expected, however, that such affiliated relationships would continue to be disclosed to the Trustees and/or Shareholders when voting upon such contracts.)
No Personal Liability of Shareholders, Trustees	The New Declaration provides that no Shareholder shall, by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability.	The Current Declaration provides that all persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets belonging to the Series with which (or with whose applicable Sub-Trust) such person dealt for payment under such credit, contract or claim; and neither the Unitholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor the assets belonging to any other Series shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust or any Sub-Trust shall be conclusively deemed to have been executed or done only by or for the Trust or such Sub-Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Unitholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer. (Art. VI, Sec. 6.1)
The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his having been a Shareholder and not because of his acts or omissions or for some other reason, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more

New Declaration and By-Laws	Current Declaration and By-Laws

Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other rights to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. (Art. IV, Sec. 4.1)
The New Declaration also provides that no Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, Administrator, Distributor, Transfer Agent, dealer or other independent contractor of the Trust or for any other action or other failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. (Art. IV, Sec. 4.2)
(Similar to Current Declaration.)
Indemnification of Trustees and Officers	The New Declaration provides that (a) subject to the exceptions and limitations contained in paragraph (b) below:

(i) every Person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as a director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his conduct with respect to only such Series (unless the Series was terminated prior to such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, shall be the obligations of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved	The Current Declaration provides that the Trust shall indemnify (from the assets belonging to the Series in question) each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened,

New Declaration and By-Laws	Current Declaration and By-Laws

as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and” expenses” shall include, without limitation, attorneys feels, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except that no Covered Person shall be indemnified against any liability to the Trust or its Unitholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). (Art. VI, Sec. 6.4)

The Current Declaration provides that indemnification of the Covered Person pursuant to Section 6.4 thereof shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

(Art. VI, Sec. 6.5)

(ii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) above resulting in the payment by a Covered Person, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement or other disposition; (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non- interested Trustees acting on the matter (provided that at least a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or (C) by a vote of a majority of the Outstanding Shares entitled to vote (excluding Shares owned of record or beneficially by such Covered Person).
The New Declaration provides that the rights of indemnification provided therein may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person

	New Declaration and By-Laws	Current Declaration and By-Laws

may now or hereafter be entitled to by contract or otherwise under law, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators and assigns of such a Covered Person. (Art. IV, Sec. 4.3(a), (b) and (c))
(Similar to Current Declaration.)
Advancement of Expenses	The New Declaration provides that, to the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding against a Covered Person may from time to time be advanced by the Trust or a Series thereof prior to final disposition thereof on receipt of an undertaking by or on behalf of such Covered Person to repay such amount if it is ultimately determine that he is not entitled to indemnification under Section 4.3 thereof, provided that either:

(i) such undertaking is secured by a surety bond or other appropriate security provided by the Coved Person, or the Trust or Series thereof shall be insured against loses arising out of such advances; or

	(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or, if determined to be submitted by a majority of the Non-interested Trustees (or if none, a majority of the Trustees), an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person ultimately will not be disqualified from indemnification. (Art. IV, Sec. 4.3(d))	The Current Declaration provides that expenses, including accountants’ and counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification is not authorized by Article VI thereof, (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification. (Art. VI, Sec. 6.4)
(Similar to Current Declaration.)
Shares of Beneficial Interest	The New Declaration provides that the interest of the beneficiaries thereunder shall be divided into transferable Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of such Shares of beneficial interest authorized thereunder is unlimited and each Share will have a par value of $.001 per Share or such other amount as the Trustees may establish. The Trustees shall, subject to the provisions of Section 5.11 of the New Declaration, have the exclusive authority without the requirement of Shareholder approval to establish and designate one or more Series	The Current Declaration provides that the beneficial interest of the Trust shall be divided into Units, all with a par value of $0.001 and of one class, but the Trustees shall have the authority from time to time to divide the class of Units into any number of Series of Units (each of which Series of Units shall represent the beneficial interest in a separate and distinct Sub-Trust of the Trust), as they deem necessary or desirable. (Art. IV, Sec. 4.1)

New Declaration and By-Laws	Current Declaration and By-Laws

of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and one or more Classes thereof as the Trustees deem necessary or desirable. (Art. V, Sec. 5.1)
(New Declaration employs the more common term “shares” instead of “units,” allows the Trustees to authorize Shares at a par value other than $.001, and allows the Trustees to divide one or more Series of the Trust into one or more Classes.)
Series or Class Designation	The New Declaration provides that all Shares (formerly known as “Units”) of each existing Series of the Trust issued and outstanding on the date of the New Declaration will be designated as Shares of the TCU Class. The Shares of the TCU Class and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same) as set forth in the Prospectus and Statement of Additional Information of the Series or Class included in the Trust’s Registration Statement, as amended from time to time under the Securities Act of 1933, as amended and/or the 1940 Act; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth in Section 5.1(b). (Art. V, Sec. 5.1(a))

(Similar to Current Declaration except that New Declaration provides for the establishment and designation of one or more Classes of Shares within one or more Series of the Trust.)
The Current Declaration provides that the Trustees shall have exclusive power without the requirement of Unitholder approval to establish and designate each Series of Units, and to fix and determine the relative rights and preferences as between the different Series of Units as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights. Except as aforesaid, as otherwise provided herein, or as provided in an instrument of the Trustees properly establishing and designating a Series, all Units of the different Series shall be identical. (Art. IV, Sec. 4.1)

The Current Declaration provides that the number of authorized Units and the number of Units of each Series that may be issued is unlimited, and the Trustees may issue Units of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), all without action or approval of
The New Declaration provides that the number of authorized Shares and the number of Shares of each Series or Class

New Declaration and By-Laws	Current Declaration and By-Laws

thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time. (Art. V, Sec. 5.11(b)(i))

(Similar to Current Declaration except New Declaration provides for classification or reclassification of Shares of any Series or Class.)	the Unitholders. All Units when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in Section 4.2(h) of the Current Declaration. The Trustees may classify or reclassify any unissued Units or any Units previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Units (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Units of any Series reacquired by the Trust. (Art. IV, Sec. 4.1)
Consideration Received for Sale of Shares; Assets Belonging to Series	The New Declaration provides that all consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series. (Art. V, Sec. 5.11(b)(ii))

The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves	The Current Declaration provides that all consideration received by the Trust for the issue or sale of Units of a particular Series, together will all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payment derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust in a separate Sub-Trust for the benefit of the holders of Units of that Series and shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of the Sub-Trust applicable to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively “General Items”), the Trustees shall allocate such General Items to and among any one or more of the Sub-Trusts applicable to the Series established and

	New Declaration and By-Laws	Current Declaration and By-Laws

attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series or Class of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim. (Art. V, Sec. 5.11(b)(iii))

(Similar to Current Declaration except that New Declaration refers to both Series and Classes of the Trust.)	designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to the Sub-Trust applicable to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Unitholders of all Series for all purposes. (Art. 4, Sec. 4.2(a))

The assets belonging to each particular Series shall be charged with the liabilities in respect of that Series and the Sub-Trust applicable thereto, and all expenses, costs, charges and reserves attributable to that Series and the Sub- Trust applicable thereto, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series and the Sub-Trust applicable thereto, are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Unitholders. (Art. IV, Sec. 4.2(b))
Dividends and Distributions	The New Declaration provides that the power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 thereof. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual	The Current Declaration provides that dividends and distributions on Units of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Units of that Series, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Units of a particular Series shall be distributed pro rata to the holders of

New Declaration and By-Laws	Current Declaration and By-Laws

and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution. (Art. V, Sec. 5.11(b)(iv))

The New Declaration provides that each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust. (Art. V, Sec. 5.11(b)(v))

The New Declaration provides that the Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable thereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the	that Series in proportion to the number of Units of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Units as to which the Unitholder’s purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Units or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Unitholder of the mode of the making of such dividend or distribution to that Unitholder. Any such dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with the fair valuation procedures described in the Current Declaration.

The Current Declaration provides that, subject to the authority of the Trustees otherwise to determine if they believe that it is in the interest of the Trust or of any Sub-Trust at any time or times, is expected that each Sub-Trust will qualify as a “regulated investment company” under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Trust, the Trustees shall have the power, in their sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Trustees, to enable the Trust and each particular Sub-Trust to qualify as a regulated investment company and to avoid liability of the Trust and of that Sub-Trust for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Trustees to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Trust or of any Sub-Trust for such tax. (Art. IV, Sec. 4.2(c))

	New Declaration and By-Laws	Current Declaration and By-Laws

	Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which New York banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933 and/or the 1940 Act. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder’s account in each Series or Class. (Art. VII, Sec. 7.2(a))	The Current Declaration provides that all Units of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Unit of any particular Series shall be equal to each other Unit of that Series; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 4.2 that may exist with respect to dividends and distributions on Units of the same Series. The Trustees may from time to time divide or combine the Units of any particular Series into a greater or lesser number of Units of that Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the rights of Units of any other Series. (Art. IV, Sec. 4.2(j))
Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes. (Art. VII, Sec. 7.2(b))
(Similar to Current Declaration except New Declaration provides for dividends and distributions to both Series and Classes of the Trust and clarifies the limitation on shareholder participation in derivative or class action suits to suits involving the Series in which a shareholder owns Shares.)
Treasury Shares	The New Declaration provides that Shares held in the treasury shall, until resold pursuant to the Trustees’ authority to do so, not confer any voting rights on the Trustees,	The Current Declaration provides that the Trustees may hold as treasury Units (of the same or some other Series), reissue for such consideration and on such terms as they may

New Declaration and By-Laws	Current Declaration and By-Laws

nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of the Trust or any other Series of the Trust, and such Shares shall not be deemed treasury shares or cancelled. (Art. V, Sec. 5.8)
determine, or cancel, at their discretion from time to time, any Units of any Series reacquired by the Trust. (Art. IV, Sec. 4.1)
(Similar to Current Declaration.)
Rights of Shareholders	The New Declaration provides that the ownership of the Trust Property of every description and the right to conduct any business described in the Declaration are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the New Declaration and By-Laws, and under applicable law. The Shares shall not entitle the holder to preference, preemptive, appraisal, dissenters’, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (Art. V, Sec. 5.2)

(Similar to Current Declaration.)	The Current Declaration provides that Units shall be deemed to be personal property giving only the rights provided therein. Every Unitholder by virtue of having become a Unitholder shall be held to have expressly assented and agreed to the terms of the New Declaration and to have become a party thereto. The death of a Unitholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust nor entitle the representative of any deceased Unitholder to an accounting or to take any action in court or elsewhere against the Trust, any Sub-Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Units shall not entitle the Unitholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Units constitute the Unitholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Unitholder, nor except as specifically provided in the New Declaration to call upon any Unitholder for the payment of any sum of money or assessment whatsoever other than such as the Unitholder may at any time personally agree to pay. (Art. IV, Sec. 4.6)
The Current Declaration also provides that Unitholders have no preemptive or other right to subscribe to any additional Units or other securities issued by the Trust. (Art. IV, Sec. 4.5)
Unitholders shall have no right to demand payment for their Units or to any other rights of dissenting Unitholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a Unitholder of a corporation organized under Chapter 156B of the

	New Declaration and By-Laws	Current Declaration and By-Laws

General laws of the Commonwealth of Massachusetts. (Art. IV, Sec. 4.7)
Trust Only	The New Declaration provides that it is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, limited liability company, bailment or any form of legal relationship other than a trust. Nothing in the New Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. (Art. V, Sec. 5.3)	The Current Declaration provides that ownership of Units shall not entitle the Unitholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same for an accounting, nor shall the ownership of Units constitute the Unitholders partners. (Art. IV, Sec. 4.6)
(Similar to Current Declaration.)
Issuance of Shares	The New Declaration provides that the Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is being suspended pursuant to Section 6.9 of the New Declaration, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares are divided into Series or Classes, of any Series or any Class thereof of the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractional Shares as the Trustees may in their discretion determine. (Art. V, Sec. 5.4)	The Current Declaration provides that the Trustees may issue Units of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), all without action or approval of the Unitholders. All Units when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in the Current Declaration). The Trustees may classify or reclassify an unissued Units or any that may be established and designated from time to time. The Trustees may hold as treasury Units (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Units of any Series reacquired by the Trust. (Art. IV, Sec. 4.1)
(Similar to the Current Declaration.)
Register of Shares	The New Declaration provides that a register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held	The Current Declaration provides that the ownership of Units shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Units of

	New Declaration and By-Laws	Current Declaration and By-Laws

	by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. (Art. V, Sec. 5.5)	each Series that has been established and designated. No certificates certifying the ownership of Unites need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Unit certificates, the use of facsimile signatures, the transfer of Units and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Unitholders and as to the number of Units of each Series held from time to time by each such Unitholder.
(Similar to Current Declaration.)
Transfer of Shares	The New Declaration provides that Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.	The Current Declaration provides that all Units of each particular Series shall be transferable, but transfers of Units of a particular Series will be recorded on the Unit transfer records of the Trust applicable to that Series only at such times as Unitholders shall have the right to require the Trust to redeem Units of that Series and at such other times as may be permitted by the Trustees. (Art. IV, Sec. 4.2(i))
Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of

New Declaration and By-Laws	Current Declaration and By-Laws

such death, bankruptcy or incompetence, or other operation of law. (Art. V, Sec. 5.6)
(Similar to Current Declaration. Although the New Declaration provides more detail as to the transfer of Shares, it does not represent any change in the Trust’s current procedures with respect to the transfer of Shares.)
Shareholder Meetings	The New Declaration provides that no annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Trustees of the Trust, and shall be called by the Trustees at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. In addition, meetings of the Shareholders of any Series shall be called by the Trustees at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. (Art. V, Sec. 5.10)

The New By-Laws state that written or printed notice of the purpose or purposes and time and place of every meeting of the Shareholders shall be given by the Secretary of the Trust to each Shareholder of record entitled to vote at the meeting and to any other Shareholders entitled to notice of the meeting, by placing the notice in the mail at least 10 (ten) days prior to the date designated for the meeting addressed to each Shareholder at his address appearing on the books of the Trust or supplied by the Shareholder to the Trust for the purpose of notice. The notice of any meeting of Shareholders may be accompanied by a form of proxy approved by the Board of Trustees in favor of such actions or persons as the Board of Trustees may select. Notice of any meeting of Shareholders shall be deemed waived by any Shareholder who attends the meeting in person without protesting prior thereto or at its commencement the lack of notice to him, or who attends the meeting by proxy, or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting. (By-Laws Art. I, Sec. 3)

The Current Declaration provides that no annual or regular meeting of Unitholders is required. Special meetings of the Unitholders (including meetings involving only the holders of Units of one or more but less than all Series) may be called by the Trustees from time to time to be held at such place within or without the Commonwealth of Massachusetts, and on such date, as may be designated in the call thereof for the purpose of taking action upon any matter permitting or requiring the vote or authority of the Unitholders as provided in the Current Declaration. (Art. V, Sec. 5.2)

The Current Declaration provides that written notice of any such meeting shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Unitholder entitled to vote at such meeting at the Unitholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Unitholders (including a meeting involving only the holders of Units of one or more but less than all Series) for a period of 75 days after written request by Unitholders holding at least a majority of the Units then outstanding of any Series entitled to vote upon any matter requiring action by the Unitholders as provided herein that a meeting be called to consider such matter, then Unitholders holding at least a majority of the Units then outstanding of such Series may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for in the New Declaration in case of call thereof by the Trustees. (Art. V, Sec. 5.2)

The Current Declaration provides that a majority of the Units entitled to vote shall be a quorum for the transaction of business at a Unitholders’ meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or

	New Declaration and By-Laws	Current Declaration and By-Laws

	The New By-Laws provide that one-third of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by the New Declaration, the New By-Laws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, one-third of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders’ meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting of such Series or Class, except when a larger quorum is required by the New Declaration, the New By-Laws, applicable law or the requirement of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.	sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. A majority of the Units voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.
(Similar to Current Declaration and Current By-Laws, except New By-Laws change the 7-day mailing deadline to a 10-day mailing deadline for notices of Shareholder meetings and change the requirement for a quorum to one-third of the outstanding shares from a majority of the outstanding shares present in person or by proxy. Many of the provisions dealing with the holding of Shareholder meetings have been moved from the Current Declaration to the New By-Laws in order to provide the Trustees with more flexibility in amending such provisions without Shareholder approval.)
Shareholder Voting Powers	The New Declaration provides that the Shareholders shall have the power to vote only on matters related to (i) the election of Trustees; (ii) termination of the Trust or a Series or Class thereof to the extent provided in the New Declaration; (iii) any amendment of the New Declaration; (iv) any merger, consolidation or sale of assets; (v) conversion or reorganization of the Trust; (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action	The Current Declaration provides that Unitholders shall have power to vote, only on matters relating to (i) the election or removal of Trustees, (ii) any contract with a Contracting Party as to which Unitholder approval is required by the 1940 Act, (iii) any termination or reorganization of the Trust or any Sub- Trust, (iv) any amendment of this Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Unitholders, and (vi)

	New Declaration and By-Laws	Current Declaration and By-Laws

on behalf of the Trust or a Series thereof or the Shareholders of either; (vii) with respect to any matter requiring approval of the Trust’s or a Series’ or Class’ Shareholders under the 1940 Act; and (viii) with respect to such additional matters relating to the Trust as may be required by the New Declaration, the New By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) (the registration of which is effective) or as the Trustees may consider necessary or desirable.

The New Declaration provides that, as determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The New Declaration provides that the Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares of the Trust, a Series or a Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or that Series or Class and may take any action required by law, the New Declaration or the New By-laws to be taken by Shareholders. The New By-laws may include further provisions for Shareholders’ votes and meetings and related matters. (Art. V, Sec. 5.9)	with respect to such additional matters relating to the Trust or any Sub-Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. (Art. V, Sec. 5.1)

The Current Declaration provides that any fractional Unit of any Series, if such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Unit of that Series, including with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Trust. (Art. IV, Sec. 4.2(k))

The Current Declaration provides that there shall be no cumulative voting in the election of any Trustee or Trustees. Units may be voted in person or by proxy. A proxy with respect to Units held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Unitholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Units are issued, the Trustees may exercise all rights of Unitholders and may take any action required by law, the Current Declaration. (Art. V, Sec. 5.1)
(Similar to Current Declaration except New Declaration allows Trustees to adopt dollar-based voting on any matter submitted to Shareholders for approval.)
Voting Procedure	The New Declaration provides that on each matter submitted to a vote of Shareholders under the New Declaration, all Shares of all Series and Classes shall vote as a single class;	The Current Declaration provides that on each matter submitted to a vote of the Unitholders under the Current Declaration, each holder of a Unit shall be entitled to one

	New Declaration and By-Laws	Current Declaration and By-Laws

	provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply; (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series. (Art. V, Sec. 5.11(b)(vi))	vote for each such Unit standing in his name on the books of the Trust irrespective of the Series thereof and all Units of all Series shall vote as a single class (“Single Class Voting”); provided, however, that (a) as to any matter with respect to which a separate vote of any Series is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation, such requirements as to a separate vote by that Series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more Series, then, subject to (c) below, the Units of all other Series shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular Series, only the holders of Units of the one or more affected Series shall be entitled to vote. (Art. IV, Sec. 4.2(e))
(Similar to Current Declaration except New Declaration provides for Class-based voting.)
Redemptions	The New Declaration provides all Shares of the Trust shall be redeemable at the redemption price determined in the manner set out in the New Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other Person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined	The Current Declaration provides that each holder of Units of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Units of that Series at a redemption price equal to the net asset value per Unit of that Series next determined in accordance with subsection (h) of Section 4.2 of the Current Declaration after the Units are properly tendered for

New Declaration and By-Laws	Current Declaration and By-Laws

from time to time by the Trustees. (Art. VI, Sec. 6.1(a))

The New Declaration provides that the Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as set forth in the New Declaration, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust’s then effective Prospectus(es). (Art. VI, Sec. 6.1(b))

The New Declaration provides that Shares shall be redeemed at a price based on their net asset value determined in accordance with the New Declaration’s provisions on net asset value as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined in accordance with the New Declaration’s provisions on net asset value after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption. (Art. VI, Sec. 6.2)
redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Series of which the Units being redeemed are part at the value of such securities or assets used in such determination of net asset value.

The New Declaration provides that each Unit of each Series that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Unit was then being redeemed by the Unitholder pursuant to subsection (f) of this Section 4.2 of the New Declaration at any time if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the holders of the Units, or any Series thereof, of the Trust, and upon such redemption the holders of the Units so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. In addition, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Units of one or more Series held by any Unitholder if the value of such Units held by such Unitholder is less than the minimum amount established from time to time by the Trustees. (Art. IV, Sec. 4.2(g))

The New Declaration provides that the Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to provisions of the New Declaration, provided payment is not made for the Shares prior to the time as of which such net asset value is determined. (Art. VI, Sec. 6.5)
The New Declaration provides that the Trustees, in their sole discretion, may cause the Trust to redeem any or all of the Shares of one or more Series or Class thereof held by any Shareholder if (a) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, or, (b) to the

	New Declaration and By-Laws	Current Declaration and By-Laws

extent consistent with the 1940 Act, the Trustees determine that redemption of part or all of a Shareholder’s interest in the Trust or a Series is in the best interests of the Trust or applicable Series. (Art. VI, Sec. 6.6)
(Similar to Current Declaration except New Declaration clarifies that the Trustees may impose a redemption fee and other conditions on redemptions that are consistent with the 1940 Act.)
Redemptions to Maintain Status as a Regulated Investment Company	The New Declaration provides that if the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1. (Art. VI, Sec. 6.7(a))
The New Declaration provides that the holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code or the 1940 Act or to comply with the requirements of any other taxing authority or the Commission. (Art. VI, Sec. 6.7(b))

(New provision that clarifies the authority of the Trustees to involuntarily redeem Shares of the Trust or any Series in order to maintain

New Declaration and By-Laws	Current Declaration and By-Laws

the Trust’s status as a regulated investment company.)
Net Asset Value	The New Declaration provides that the net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of the New Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing	The Current Declaration provides that the net asset value per Unit of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Units of that Series outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

The Current Declaration provides that the Trustees may determine to maintain the net asset value per Unit of any Series at a designated constant amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series as dividends payable in additional Units of that Series at the designated constant amount and for the handling of any losses attributable to that Series. Such procedures may provide that in the event of any loss each Unitholder shall be deemed to have contributed to the capital of the Trust attributable to that Series his pro rata portion of the total number of Units required to be cancelled in order to permit the net asset value per Unit of that Series to be maintained, after reflecting such loss, at the designated constant amount. Each Unitholder of the Trust shall be deemed to have agreed, by his investment in the Trust, to make the contribution referred to in the preceding sentence in the event of any such loss. (Art. IV, Sec. 4.2(h))

	New Declaration and By-Laws	Current Declaration and By-Laws

income, expenses or liabilities. (Art. VII, Sec. 7.1)
(Similar to Current Declaration except New Declaration clarifies valuation procedures available to the Trust in determining net asset value.)
Suspension of the Right of Redemption	The New Declaration provides that the Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption or (v) to the extent authorized by and in accordance with the conditions of Rule 22e-3 or any similar exemptive rule under the 1940 Act; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that a suspension under clause (i), (ii), or (iii) shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension. (Art. VI, Sec. 6.9)	The Current Declaration provides that the Trust may postpone payment of the redemption price and may suspend the right of the holder of Units of any Series to require the Trust to redeem Units of that Series during any period or at any time when and to the extent permissible under the 1940 Act. (Art. IV, Sec. 4.2(f))

	New Declaration and By-Laws	Current Declaration and By-Laws

(Similar to Current Declaration except New Declaration clarifies when redemptions may be suspended.)
Suspension of Determination of Net Asset Value	The New Declaration provides that, pursuant to Section 6.9 thereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 of the New Declaration but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 of the New Declaration after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended. (Art. VI, Sec. 6.4)
(New provision that authorizes the Trustees to suspend the determination of the net asset value of Shares of the Trust upon a suspension of the right of redemption as described in Section 6.9 of the New Declaration.)
Determination of Net Income	The New Declaration provides that the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with the policies established by the Trustees from time to time and as are not inconsistent with the New Declaration or of any applicable document filed by the Trust with the Commission or of the Internal Revenue	The Current Declaration provides that the Trustees have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Unitholders. (Art. IV, Sec. 4.2(b))

New Declaration and By-Laws	Current Declaration and By-Laws

Code. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which it is open or as of such other time or times as the Trustees shall determine, and, except as provided in the New Declaration, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class.
The New Declaration provides that if, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder’s pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal. (Art. VII, Sec. 7.3)
(Similar to Current Declaration except New Declaration clarifies (i) procedures with regard to determining net income and (ii) the Trustees’ authority with regard to negative income.)

New Declaration and By-Laws	Current Declaration and By-Laws

Termination of Trust, a Series or a Class	The New Declaration provides that the Trust or any Series or Class thereof may be dissolved:

(a) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Outstanding Shares of the Trust entitled to vote, or (ii) at the discretion of the Trustees either at any time there are no Outstanding Shares of the Trust or upon at least 30 days’ prior written notice to the Shareholders of the Trust; or

(b) With respect to a particular Series or Class, (i) upon the vote of the holders of not less than a majority of the Outstanding Shares of such Series or Class entitled to vote, or (ii) at the discretion of the Trustees either at any time there are no Outstanding Shares of such Series or Class or upon at least 30 days’ prior written notice to the Shareholders of such Series or Class; or
The Current Declaration provides that the Trust or any Series may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act, (Units) of each Series voting separately by Series.

Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Unitholders, in conformity with the provisions of the Current Declaration relating to liquidation of the Trust. (Art. VII, Sec. 7.1)
(c) With respect to the Trust (or a particular Series or Class), upon the occurrence of a dissolution or termination event pursuant to any other provision of the New Declaration or applicable law; or
(d) With respect to any Series or Class, upon any event that causes the dissolution of the Trust.
The Trustees’ decision to dissolve the Trust or any Series or Class may be based on, among other things, a determination that the continuation of the Trust or a Series or a Class thereof is not in the best interest of the Trust or such Series or Class, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series or Class to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of the Trust or such Series or Class to obtain or maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or such Series or Class or affecting assets of the type in which the Trust or such Series or Class invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series or Class. (Art. VIII, Sec. 8.2(a)
(Similar to Current Declaration except New Declaration clarifies the authority of the Trustees to dissolve the Trust, a Series or a Class without shareholder approval upon

	New Declaration and By-Laws	Current Declaration and By-Laws

30 days’ written notice to shareholders and identifies factors that may be considered in the Trustees’ decision to dissolve the Trust or any Series or Class.)
Actions Upon Termination	The New Declaration provides that after termination of the Trust or a Series or Class,
(i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.
(ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under the New Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to the Trust or such Series or Class to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property allocated or belonging to the Trust or such Series or Class that requires Shareholder approval in accordance with the New Declaration shall receive the approval so required.
(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the Trust or the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights. (Art. VIII, Sec. 8.2(a)(i)-(iii)
After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the

New Declaration and By-Laws	Current Declaration and By-Laws

Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease. (Art. VIII, Sec. 8.2(b)
(New provision that clarifies certain actions following termination of the Trust or a Series or Class.)
Liquidation	The New Declaration provides that upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust. (Art. V, Sec. 5.11(b)(v))

(Similar to Current Declaration.)	The Current Declaration provides that in the event of the liquidation or dissolution of the Trust, the Unitholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Unitholders of any particular Series shall be distributed among such Unitholders in proportion to the number of Units of that Series held by them and recorded on the books of the Trust. The liquidation of any particular Series may be authorized either by vote of a majority of the Trustees then in office or by a majority of the outstanding voting securities, as defined in the 1940 Act, (Units) of that Series. (Art. IV, Sec. 4.2(d))
Amendments to Declaration	The New Declaration provides that it may be amended (i) by a vote of the holders of a majority of the Shares outstanding and entitled to vote or (ii) by a resolution adopted or an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

The New Declaration provides that it may be amended by a resolution adopted or an instrument in writing, without a meeting, signed by a majority of the Trustees without the approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of Shareholders prescribed by U.S. federal or state law.

The New Declaration provides that, without limiting the foregoing, the Trustees may, without the approval or consent of Shareholders, (i) change the name of the Trust or any Series or Class; (ii) add to their duties or obligations or surrender any rights or powers granted to them under the New Declaration; (iii) cure any ambiguity, correct or supplement any New Declaration provision which may be consistent with any	The Current Declaration provides that all rights granted to the Unitholders of Trust are granted subject to the reservation of the right to amend the Current Declaration as therein provided, except that no amendment shall repeal the limitations on personal liability of any Unitholder or Trustee or repeal the prohibition of assessment upon the Unitholders without the express consent of each Unitholder or Trustee involved. Subject to the foregoing, the provisions of the Current Declaration of Trust (whether or not related to the rights of Unitholders) may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), when authorized so to do by the vote of Unitholders holding a majority of the Units entitled to vote, except that amendments (a) establishing and designating any new Series of Units, (b) abolishing or liquidating a Series of Units or the Sub-Trust applicable to such Series, (c) having the purpose of changing the name of the Trust or the name of any Units theretofore established and designated, or (d) supplying any omission, curing any ambiguity or curing, correcting or supplementing any

New Declaration and By-Laws	Current Declaration and By-Laws

other provision or make any other provisions with respect to matters or questions arising under the New Declaration which will not be inconsistent with the New Declaration; (iv) eliminate or modify any provision of the New Declaration which incorporates, memorializes or sets forth an existing requirement imposed by or under any U.S. federal or state statute or any rule, regulation or interpretation thereof or thereunder or any rule, regulation, interpretation or guideline of any federal or state agency; and (v) make any other change that does not impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or any voting or other rights of shareholders prescribed by U.S. federal or state law. (Art. VIII, Sec. 8.3(b))

The New Declaration provides that the Trustees may also amend the New Declaration without the approval or consent of Shareholders if they deem it necessary to conform the New Declaration to the requirements of applicable U.S. federal or state laws or the regulations of the requirements of the regulated investment company provisions of the Internal Revenue Code or, if requested or required to do so, by any U.S. federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do. (Art. VIII, Sec. 8.3(c))	provision hereof which is internally inconsistent with any other provision hereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies, shall not require authorization by Unitholder vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted. (Art. VII, Sec. 7.3)
The New Declaration provides that nothing contained in the New Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders. (Art. VIII, Sec. 8.3(d))
The New Declaration provides that a certificate or other written instrument signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of any amended Declaration executed by a majority of the Trustees shall be conclusive evidence of such amendment when lodged among the records of the Trust. (Art. VIII, Sec. 8.3(e))
(Similar to Current Declaration except New Declaration specifically provides that no amendment to the New Declaration is permitted that would impair the exemption from personal liability of the Trust’s

New Declaration and By-Laws	Current Declaration and By-Laws

Shareholders, Trustees, officers, employees or agent or permit assessments upon Shareholders.)
Merger or Consolidation; Conversion; Reorganization	The New Declaration provides that pursuant to an agreement of merger or consolidation, the Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more business trusts (or series thereof) or other business entities. The Trustees may also cause the Trust to convert to any other business entity not prohibited by applicable law. Any such merger, consolidation or conversion shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of such merger or consolidation. In all respects not governed by the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate business trusts (or series thereof) or other business entities to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate business trust or trusts (or series thereof) or other business entities. (Art. VIII, Sec. 8.4(a))

The New Declaration provides that the Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to any other business entity except to the extent prohibited by applicable law; (ii) the Shares of the Trust or any Series or Class to be converted into beneficial interests in another business trust (or series or class thereof) or other business entity, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such entity conversion, Share conversion or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to subsections (i) or (ii) above or exchange of Shares of the	The Current Declaration provides that the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Units of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, (Units) of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Unitholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

New Declaration and By-Laws	Current Declaration and By-Laws

Trust pursuant to subsection (iii) above, and at least thirty (30) days’ prior written notice to the Shareholders of a particular Series or Class of any conversion of Shares of such Series or Class pursuant to subsection (ii) above or exchange of Shares of such Series or Class pursuant to subsection (iii) above. In all respects not governed by the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish an entity conversion, Share conversion or Share exchange, including the power to create one or more separate business trusts (or series thereof) or other business entity to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series of Class thereof may be transferred and to provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in such separate trust or trusts (or series or class thereof) or other business entity. (Art. VIII, Sec. 8.4(b))
The New Declaration provides that the Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust (“sale of Trust assets”) or all or substantially all of the assets associated with any one or more Series (“sale of such Series’ assets”), to another business trust, statutory trust, trust, partnership, limited partnership, limited liability company, limited liability partnership, corporation or other entity or association organized under the law of any state, or to one or more separate series thereof (each a “business entity”), or to the Trust to be held as assets associated with one or more Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act;

New Declaration and By-Laws	Current Declaration and By-Laws

provided, however, that the Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days’ prior written notice to the Shareholders of a particular Series of any sale of such Series’ assets. Following such sale of Trust assets, the Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of the Trust (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes, if any, within each such Series). Following a sale of such Series’ assets, the Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes, if any, within such Series). If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof, if any, shall be dissolved. In all respects not governed by the 1940 Act or other applicable law, the Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate business trusts (or series thereof) or other business entities to which all or any part of the assets, liabilities, profits or losses of the Trust or such Series may be transferred and to provide for the conversion of Shares into beneficial interests in such separate business trust or trusts (or series thereof) or other business entities. (Art. VIII, Sec. 8.4(c))
(Similar to Current Declaration except New Declaration allows Trustees to cause (i) the Trust to merge or consolidate with and into one or more business entities, (ii) the Trust to convert to any other business entity, the Shares of the Trust or any Series or Class to be converted into beneficial interests in another business entity, or the Shares to be exchanged, and (iii) the Trust to reorganize into another business entity, in each case without Shareholder approval unless such approval is required by the 1940 Act.)

	New Declaration and By-Laws	Current Declaration and By-Laws

Master/Feeder Structure	The New Declaration provides that, if permitted by the 1940 Act, the Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master/feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause the Trust or such Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders. (Art. VIII, Sec. 8.5)
(New provision that allows the Trust to convert into a master-feeder structure, which is an alternative to the multi-Class structure.)
Reports to Shareholders	Written reports must be submitted to Shareholders at least semi-annually. (Art. IX)
(New provision that tracks the shareholder report requirement of the 1940 Act.)
Execution and Filing	The New Declaration provides that the New Declaration and any amendment thereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. However, any failure to file or delay in filing any amendment to the New Declaration shall not impair or delay the effectiveness of such amendment. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto. (Art. X, Sec. 10.1)	The Current Declaration provides that amendments to the Current Declaration shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted. (Art. VII, Sec. 7.3)
(Similar to Current Declaration except New Declaration clarifies procedures for the execution and filing of an amended and restated Declaration, such as the New Declaration.)

	New Declaration and By-Laws	Current Declaration and By-Laws

Reliance by Third Parties	The New Declaration provides that any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee thereunder or an officer of the Trust, certifying (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote or resolution adopted at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the New Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors. (Art. X, Sec. 10.5)	The Current Declaration provides that anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. (Art. VII, Sec. 7.4)
(Similar to Current Declaration except New Declaration specifies situations in which a certification by a Trustee or officer of the Trust may be relied upon.)
Provisions in Conflict with Law or Regulations	The New Declaration provides that its provisions are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the New Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the New Declaration or render invalid or improper any action taken or omitted prior to such determination.
If any provision of the New Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction. (Art. X, Sec. 10.5)
(New provision that clarifies the effect on any provisions of the New Declaration that are deemed to be in conflict with various laws and regulations.)

          To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on proxy card on the reverse side.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TRUST FOR CREDIT UNIONS

Money Market Portfolio
Ultra-Short Duration Government Portfolio
Short Duration Portfolio

This proxy is being solicited on behalf of the Board of Trustees of Trust for Credit Unions

PROXY FOR SPECIAL MEETING OF UNITHOLDERS

[FUND NAME]	TO BE HELD ON AUGUST 19, 2011

The undersigned hereby appoints Jonathan Jeffreys, Jay Johnson and Ryan Sherwin, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Unitholders of Trust for Credit Unions (the “Trust”) to be held at the offices of the Trust’s administrator, Callahan Credit Union Financial Services Limited Liability Limited Partnership, located at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, on August 19, 2011 at 11:00 a.m. (Eastern time), and at any adjournments thereof, all units of beneficial interest in the Money Market Portfolio, Ultra-Short Duration Government Portfolio and/or Short Duration Portfolio that are held by the undersigned on the record date for the meeting, upon the following matters:

YOUR VOTE IS IMPORTANT
Please complete, sign and return
this card as soon as possible.

DATED:  July   , 2011

Signature(s)	(Sign in the Box)

Please sign this Proxy in the name of the person holding record ownership of your units of Trust for Credit Unions as reflected on the Trust’s records and return the proxy card promptly using the enclosed envelope. If your units of Trust for Credit Unions are held in the name of a nominee, this Proxy should be executed in the name of such nominee.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☑
PLEASE DO NOT USE FINE POINT PENS.

1.	Approval of a Second Amended and Restated Declaration of Trust for the Trust

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

2.	In the discretion of the proxies, on any other matters that may properly come before the meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” Proposal 1 above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.